Exhibit 10.53

REAFFIRMATION AGREEMENT

This REAFFIRMATION AGREEMENT, dated as of November 18, 2004 (this “Agreement”), is among each of the signatories listed as a “Grantor” on the signature pages hereto (the “Grantors”), Wells Fargo Bank Northwest, National Association, not individually, but solely as Owner Trustee under S&F Trust 1998-1 (the “Owner Trustee”), and BNP PARIBAS, as administrative agent for the Lender Parties referred to in the Amended and Restated Credit Agreement described below (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

A. Smart & Final Inc. (the “Borrower”), the lenders party thereto (the “Lenders”), the Administrative Agent, BNP Paribas Securities Corporation, as lead arranger and book manager, Union Bank of California, N.A., as syndication agent, and Natexis Banques Populaires and Cooperative Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, as documentation agents, have entered into an Amended and Restated Credit Agreement dated as of November 18, 2004 (together with all Exhibits and Schedules thereto and as amended, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), which amended and restated in full the Credit Agreement dated as of November 30, 2001 (the “Original Credit Agreement”), among the Borrower, the lenders party thereto, Harris Trust & Savings Bank, as syndication agent, Cooperative Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, as documentation agent, and the Administrative Agent. Capitalized terms used but not otherwise defined herein are used with the meanings attributed thereto in the Amended and Restated Credit Agreement.

B. The Grantors (other than the Borrower) are party to the Guaranty dated as of November 30, 2001 (as amended, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Guaranty”) in favor of the Administrative Agent.

C. The Grantors and the Administrative Agent are party to (i) the Pledge Agreement dated as of November 30, 2001 (as amended, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Pledge Agreement”) and (ii) the Security Agreement dated as of November 30, 2001 (as amended, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Security Agreement”).

D. The Borrower, the Owner Trustee and the Administrative Agent are party to the Subordinate Security Agreement dated as of November 30, 2001 (as amended, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Subordinate Security Agreement”).

E. In connection with the amendment and restatement of the Original Credit Agreement pursuant to the Amended and Restated Credit Agreement, the Borrower has requested that the Administrative Agent consent to certain conforming changes to the Guaranty, the Pledge Agreement, the Security Agreement and the Subordinate Security Agreement, and the Grantors and the Owner Trustee have agreed to reaffirm their obligations under the Guaranty, the Pledge Agreement, the Security Agreement and the Subordinate Security Agreement (to the extent each is a party thereto).

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments.

(a) The Pledge Agreement is hereby amended by (i) replacing each reference therein to the “Closing Date” with “Original Closing Date” and (ii) replacing each of the schedules thereto with the schedules attached hereto as Annex I.

(b) The Security Agreement is hereby amended by (i) adding the following sentence to the end of Section 7.1(a)(v) of the Security Agreement: “The Collateral Agent agrees that it shall not apply any such balance from any Deposit Account, instruct any bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Collateral Agent or issue any other instructions with respect to any Deposit Account, in each case unless an Event of Default shall have occurred and be continuing.” and (ii) replacing each of the schedules thereto with the schedules attached hereto as Annex II.

2. Reaffirmation of Guaranty. Each of the undersigned Grantors hereby acknowledges that it has reviewed the terms and provisions of the Amended and Restated Credit Agreement and consents to the amendments and modifications effected thereby. Each of the undersigned Grantors (other than the Borrower) hereby agrees and confirms, both before and after giving effect to the amendment and restatement of the Original Credit Agreement pursuant to the Amended and Restated Credit Agreement, that it is a party to and is bound by the Guaranty as a guarantor thereunder, by virtue of its having been an original signatory thereto. The Guaranty is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

3. Reaffirmation of Collateral Documents. Each of the undersigned Grantors hereby agrees and confirms, both before and after giving effect to the amendment and restatement of the Original Credit Agreement pursuant to the Amended and Restated Credit Agreement, that it is a party to and is bound by the Pledge Agreement, the Security Agreement and, to the extent each is a party thereto, each other Collateral Document as a grantor of collateral thereunder, by virtue of its having been an original signatory thereto. Each of the Collateral Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

4. Reaffirmation of Subordinate Security Agreement. The Owner Trustee hereby agrees and confirms, both before and after giving effect to the amendment and restatement of the Original Credit Agreement pursuant to the Amended and Restated Credit Agreement, that it is a party to and is bound by the Subordinate Security Agreement as a grantor of collateral thereunder, by virtue of its having been an original signatory thereto. The Subordinate Security Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

5. Reaffirmation of Grant of Security Interest. Without limiting the generality of the foregoing, each of the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations under and as defined therein. Each of the undersigned Grantors and the Owner Trustee hereby reaffirms its grant of, and hereby grants, a security interest in the Collateral to the Administrative Agent for the ratable benefit of the Secured Parties, as collateral security for the prompt and complete payment and performance when due of the Secured Obligations under and as defined in each Collateral Document.

6. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

7. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Grantors:

SMART & FINAL INC.

By:	/s/ Richard N. Phegley
Name:	Richard N. Phegley
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Jan P. Berger
Name:	Jan P. Berger
Title:	Vice President and Treasurer

AMERICAN FOODSERVICE DISTRIBUTORS

By:	/s/ Richard N. Phegley
Name:	Richard N. Phegley
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Jan P. Berger
Name:	Jan P. Berger
Title:	Vice President and Treasurer

Reaffirmation Agreement

SMART & FINAL STORES CORPORATION

By:	/s/ Richard N. Phegley
Name:	Richard N. Phegley
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Jan P. Berger
Name:	Jan P. Berger
Title:	Vice President and Treasurer

SMART & FINAL OREGON, INC.

By:	/s/ Richard N. Phegley
Name:	Richard N. Phegley
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Jan P. Berger
Name:	Jan P. Berger
Title:	Vice President and Treasurer

PORT STOCKTON FOOD DISTRIBUTORS, INC.

By:	/s/ Richard N. Phegley
Name:	Richard N. Phegley
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Jan P. Berger
Name:	Jan P. Berger
Title:	Vice President and Treasurer

Reaffirmation Agreement

AMERIFOODS TRADING COMPANY

By:	/s/ Richard N. Phegley
Name:	Richard N. Phegley
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Jan P. Berger
Name:	Jan P. Berger
Title:	Vice President and Treasurer

CASINO FROZEN FOODS, INC.

By:	/s/ Richard N. Phegley
Name:	Richard N. Phegley
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Jan P. Berger
Name:	Jan P. Berger
Title:	Vice President and Treasurer

Reaffirmation Agreement

FOODSERVICESPECIALISTS.COM, INC.

By:	/s/ Richard N. Phegley
Name:	Richard N. Phegley
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Jan P. Berger
Name:	Jan P. Berger
Title:	Vice President and Treasurer

OKUN PRODUCE INTERNATIONAL, INC.

By:	/s/ Richard N. Phegley
Name:	Richard N. Phegley
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Jan P. Berger
Name:	Jan P. Berger
Title:	Vice President and Treasurer

HL HOLDING CORPORATION

By:	/s/ Richard N. Phegley
Name:	Richard N. Phegley
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Jan P. Berger
Name:	Jan P. Berger
Title:	Vice President and Treasurer

Reaffirmation Agreement

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not individually, but solely as the Owner Trustee under S&F Trust 1998-1

By:	/s/ Val T. Orton
Name:	Val T Orton
Title:	Vice President

Reaffirmation Agreement

BNP PARIBAS,
as Administrative Agent

By:	/s/ Clive Bettles
Name:	Clive Bettles
Title:	Managing Director

By:	/s/ Janice S. Ho
Name:	Janice S. Ho
Title:	Director

Reaffirmation Agreement